Exhibit 99.1

October 31, 2019 Q3 2019 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding our business strategy, our prospects and our financial position . These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties . These statements are based on current expectations of future events . If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections . Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following : q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www . sec . gov, www . shentel . com or on request from the Company . The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments .

3 Chris French President and CEO

4 Consolidated Free Cash Flow and Uses Uses of Free Cash Flow (in millions) Free Cash Flow (in millions) Annual Dividend / Share YTD Period Ending $0.27 $0.29 $99.9 $74.0 YTD Period Ending 7.4%

5 Jim Volk SVP of Finance and CFO

6 Third Quarter 2019 Consolidated Results Adjusted OIBDA (in millions) Operating Revenue (in millions) Net Income Per Share 43.8% margin 40.5% margin Operating Income (in millions) $0.31 $0.29

7 Wireless Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) Towers - Revenue & OIBDA (in millions) $15.7 $91.1 $96.3 $16.0 $116.1 $110.4 49.7% margin 46.1% margin

8 Cable Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) Glo Fiber Operating Expenses 37.1% margin 35.7% margin

9 Wireline Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) 43.6% margin 41.8% margin

10 Capitalization 2.61x Leverage Ratio ▪ Refer to the Use of Non - GAAP Financial Measures for the calculation of the net leverage ratio. Net Leverage Ratio of 2.56 Effective Interest Rate of 3.63% Debt Maturity (in millions) Total Liquidity & Debt (in millions) $18.2 $8.5 $5.0 $29.1 $34.1 $5.0 $29.1 $34.1 $5.0 $32.8 $37.8 $5.0 $167.5 $172.5 $5.0 $448.5

11 Dave Heimbach EVP and COO

12 Wireless - Postpaid Metrics ARPU* Gross Additions Churn * Refer to the Appendix for a trend of Postpaid ARPU for the last five quarters. and a reconciliation of Wireless segment opera tin g revenues to Postpaid ARPU. Subscribers Net Additions Phones IoT

13 Wireless - Prepaid Metrics ARPU * Gross Additions / Net Change Churn * Refer to the Appendix for a trend of Postpaid ARPU for the last five quarters. and a reconciliation of Wireless segment ope rat ing revenues to Prepaid ARPU. Subscribers

14 Cable - RGUs and Average Revenue Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGU and per customer relationship. Revenue Generating Units (RGU) Broadband Penetration

15 Cable and Fiber Network

16 Capital Expenditures - Investing in the Future Capex Spending (in millions) FTTH - $22M Fixed Wireless - $3M * Cable - $33M *Spectrum disbursements shown separately on cash flow statement.

17 Q&A

18 Appendix

19 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with U . S . generally accepted accounting principles . These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U . S . generally accepted accounting principles . Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences . Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors . In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry .

20 Adjusted OIBDA by Segment - Quarterly Results Three Months Ended September 30, 2019 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 23,731 $ 6,296 $ 4,927 $ (9,595) $ 25,359 Depreciation and amortization 27,200 6,226 3,077 123 36,626 OIBDA 50,931 12,522 8,004 (9,472) 61,985 Share - based compensation expense — — — 851 851 Adjusted OIBDA $ 50,931 $ 12,522 $ 8,004 $ (8,621) $ 62,836 Total operating revenue $ 110,428 $ 35,104 $ 19,144 (9,524) $ 155,152 Adjusted OIBDA margin 46.1% 35.7% 41.8 % N/A 40.5 % Three Months Ended September 30, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 27,352 $ 5,834 $ 5,122 $ (9,979) $ 28,329 Depreciation and amortization 30,363 6,102 3,435 128 40,028 OIBDA 57,715 11,936 8,557 (9,851) 68,357 Share - based compensation expense — — — 1,171 1,171 Adjusted OIBDA $ 57,715 $ 11,936 $ 8,557 $ (8,680) $ 69,528 Total operating revenue $ 116,099 $ 32,182 $ 19,622 (9,172) $ 158,731 Adjusted OIBDA margin 49.7% 37.1% 43.6 % N/A 43.8%

21 ($ in thousands) Q3'19 Total Debt $ 740,570 Cash 97,415 Total Debt less Cash 643,155 Adjusted OIBDA 62,836 x4 Adjusted OIBDA (last quarter annualized) $ 251,344 Net leverage ratio 2.56 Net Leverage Ratio

22 Free Cash Flow ($ in thousands) 2018 Q3 YTD 2019 Q3 YTD Net Cash Provided by Operations $188,800 $193,459 Less: Capital Expenditures (92,309) (107,038) Free Cash Flow $96,491 $86,421 % of Revenue 20.6% 18.3% Free cash flow is a non - GAAP financial measure that, when viewed with our GAAP results, provides a more complete understanding o f factors and trends affecting our cash flows. Free cash flow is calculated by subtracting capital expenditures from net cash p rov ided by operating activities. We believe it is a more conservative measure of our cash flow since purchases of fixed assets are neces sar y for ongoing operations and expansion. Free Cash Flow is utilized by our management, investors and analysts to evaluate cash available tha t m ay be used to pay scheduled principal payments on our debt obligations and provide further investment in the business.

23 Wireless Average Revenue per User (ARPU) * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months ($ in thousands, except subscribers and revenue per subscriber amounts) Q3'18 Q3'19 Postpaid billings $ 96,813 $ 96,417 Adjustment for write - offs 5,581 6,389 Postpaid billings excluding write - offs $ 102,394 $ 102,806 Average postpaid subscribers* 783,734 818,275 Average monthly billed revenue per postpaid subscriber** $ 43.55 $ 41.88 Prepaid billings $ 28,460 $ 30,860 Average prepaid subscribers* 252,927 269,899 Average monthly billed revenue per prepaid subscriber** $ 37.51 $ 38.11 Postpaid ARPU Recast Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Originally reported Postpaid ARPU $ 43.22 $ 43.52 $ 43.42 $ 43.45 $ 42.81 $ 42.50 Revised Postpaid ARPU $ 43.22 $ 43.52 $ 43.55 $ 43.52 $ 42.61 $ 42.28 Beginning in Q3’19, the Company updated the Postpaid ARPU calculation to remove the impact of bad debt reserve adjustments that began with ASC 606. Prior periods have been recast above using the new methodology.

Cable - Change in RGU counting methodology

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Video							
RGUs former methodology	45,555	44,800	44,093	43,600	44,119	42,874	41,331
Bulk adjustment	10,221	9,628	9,624	9,486	9,567	9,154	8,632
RGUs revised methodology	55,776	54,428	53,717	53,086	53,686	52,028	49,963
Broadband							
RGUs former methodology	65,141	65,466	67,089	68,179	71,549	71,893	73,557
Bulk adjustment	1,633	1,658	1,939	2,004	1,950	1,890	2,601
RGUs revised methodology	66,774	67,124	69,028	70,183	73,499	73,783	76,158
Voice							
RGUs former methodology	22,743	23,882	23,268	23,366	23,836	23,805	23,636
Bulk adjustment	504	(484)	504	444	519	406	434
RGUs revised methodology	23,247	23,398	23,772	23,810	24,355	24,211	24,070
Total RGUs former methodology	133,439	134,148	134,450	135,145	139,504	138,572	138,524
Bulk adjustment	12,358	10,802	12,067	11,934	12,036	11,450	11,667
Total RGUs revised methodology	145,797	144,950	146,517	147,079	151,540	150,022	150,191

As of September 30, 2019, the Company revised its methodology for counting RGUs associated with hotels, multiple dwelling units ("MDUs") and certain commercial customers. We now count each dwelling or unit of service as a separate RGU. Prior year information has been recast to reflect our revised methodology. Previously, we counted a "bulk RGU equivalent" based on the programming carriage industry standard.

SHENTEL®

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25 Cable - Average Revenue * Represents a quarterly average **ARPU calculation = (Residential & SMB Revenue * 1,000) / average RGUs / 3 months ($ in thousands, except subscriber and per subscriber amounts) Q3'18 Q3'19 Service revenue: Residential & SMB $ 28,578 $ 30,829 Average Subscribers* Revenue generating units (RGUs) 145,516 150,022 Average customer relationships 78,732 83,441 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 65.46 $ 68.50 Customer relationships $ 120.99 $ 123.16

26 Cable - Metrics As of September 30, 2018 2019 Homes passed 185,119 189,762 Total revenue generating units 146,517 150,191 Customer relationships 79,426 84,759 RGUs per customer relationship 1.84 1.77 Video Revenue generating units 53,717 49,963 Penetration 29.0% 26.3 % Digital video penetration 77.8% 95.9 % Broadband Revenue generating units 69,028 76,158 Penetration 37.3% 40.1 % Voice Revenue generating units 23,772 24,070 Penetration 12.8% 12.7%

Wireline - Change in RGU counting methodology

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Video							
RGUs former methodology	4,912	4,850	4,796	4,742	4,656	4,520	4,438
Bulk adjustment	830	815	817	844	860	667	614
Cable RGUs revised methodology	5,742	5,665	5,613	5,586	5,516	5,187	5,052
Broadband							
RGUs former methodology	14,695	14,694	14,734	14,464	13,800	13,849	14,061
Less: Rural Local Exchange Carrier ("RLEC")	(10,870)	(10,376)	(9,625)	(9,104)	(8,744)	(8,424)	(8,112)
Bulk adjustment	(436)	(424)	(456)	(154)	312	299	306
Cable RGUs revised methodology	3,389	3,894	4,653	5,206	5,368	5,724	6,255
Voice							
RGUs former methodology	17,765	17,017	17,786	19,131	19,384	19,161	19,135
Less: RLEC	(16,561)	(15,472)	(15,002)	(14,644)	(15,262)	(14,873)	(14,594)
Bulk adjustment	109	105	105	2,231	2,260	2,255	2,345
Cable RGUs revised methodology	1,313	1,650	2,889	6,718	6,382	6,543	6,886
Total RGUs former methodology	37,372	36,561	37,316	38,337	37,840	37,530	37,634
Less: RLEC	(27,431)	(25,848)	(24,627)	(23,748)	(24,006)	(23,297)	(22,706)
Bulk adjustment	503	496	466	2,921	3,432	3,221	3,265
Total Cable RGUs revised methodology	10,444	11,209	13,155	17,510	17,266	17,454	18,193
RLEC RGUs:							
Data RLEC	10,870	10,376	9,625	9,104	8,744	8,424	8,112
Voice RLEC	16,561	15,472	15,002	14,644	15,262	14,873	14,594
Total RLEC RGUs	27,431	25,848	24,627	23,748	24,006	23,297	22,706

As of September 30, 2019, the Company revised its methodology for counting RGUs associated with hotels, multiple dwelling units ("MDUs") and certain commercial customers. We now count each dwelling or unit of service as a separate RGU. Prior year information has been recast to reflect our revised methodology. Previously, we counted a "bulk RGU equivalent" based on the programming carriage industry standard.

SHENTEL®

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